SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 4, 2004

                                ASHLAND INC.
             (Exact name of registrant as specified in its charter)

                                    Kentucky
                 (State or other jurisdiction of incorporation)

              1-2918                                         61-0122250
       (Commission File Number)                          (I.R.S. Employer
                                                        Identification No.)


   50 E. RiverCenter Boulevard, Covington, Kentucky          41012-0391
           (Address of principal executive offices)          (Zip Code)


           P.O. Box 391, Covington, Kentucky 41012-0391 (Mailing Address) (Zip Code)


        Registrant's telephone number, including area code (859) 815-3333


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 2230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events
---------   ------------

     Ashland Inc. ("Ashland") announced today that Ashland Composite Polymers, a business group of Ashland Specialty Chemical, a division of Ashland, has signed an agreement to purchase the DERAKANE* epoxy vinyl ester resin business (which includes the DERAKANE MOMENTUM* product line) from The Dow Chemical Company in a cash transaction valued at approximately $92 million. The closing, which is anticipated to take place in late calendar 2004 or early calendar 2005, is conditional upon a number of standard closing conditions, including several regulatory reviews. Details of the proposed transaction are included in the attached press release, which is attached hereto as Exhibit 99.1.

* Trademark of The Dow Chemical Company

Item 9.01.  Financial Statements and Exhibits
---------   ---------------------------------

   (c)   Exhibits

         99.1     Press Release dated November 4, 2004


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      ASHLAND INC.
                                          -----------------------------------
                                                      (Registrant)



    Date:  November 4, 2004                      /s/ J. Marvin Quin
                                          -----------------------------------
                                          Name:     J. Marvin Quin
                                          Title:    Senior Vice President
                                                    and Chief Financial Officer


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                               EXHIBIT INDEX

99.1     Press Release dated November 4, 2004




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